Endeavor Series Trust
10f-3 Report - Affiliated Underwriters
Endeavor Asset Allocation Portfolio
July 1, 1999 - December 31, 1999

Issuer	Trade Date	Category(1)	3 yrs Operation
Selling Broker	Shares Purchased Price/Share	% of Issue(2)

Salem Communications	7/1/99	(i)	yes
Furman Selz		6,900	$22.50	1.03%

Telecomm Eirann		7/7/99	(i)	yes
Merrill Lynch	2,000	$15.99	0.05%

Ravisent Technologies	7/15/99	(i)	yes
Bear Sterns		4,100	$12.00	1.01%

Genentech, Inc.		7/20/99	(i)	yes
Robertson Stephen	6,400	$97.00	0.34%

Insight Communications	7/21/99	(i)	yes
DLJ/Deutschebank	5,900	$24.50	0.35%

Focal Communications	7/28/99	(i)	yes
CS First Boston	4,700	$13.00	0.65%

Net2Phone			7/29/99	(i)	yes
DeutscheBank	400	$15.00	0.11%

Aironet Wireless		7/30/99	(i)	yes
Dain Bosworth	800	$11.00	0.17%

Internet Initiative Japan 8/4/99	(i)	yes
Goldman Sachs	1,600	$23.00	0.30%

Inktomi Corp.		8/5/99	(i)	yes
Goldman Sachs	5,500	$92.19	1.75%

Homestore.com		8/5/99	(i)	yes
Robertson Stephen	400	$20.00	0.07%

Red Hat			8/11/99	(i)	yes
Goldman Sachs	6,800	$14.00	1.41%

IXNET Inc.			8/12/99	(i)	yes
Merrill Lynch	41,700 $15.00	7.52%

Agile Software		8/19/99	(i)	yes
Hambrecht&Quist	400	$21.00	0.16%

Digital Insight		9/30/99	(i)	yes
Friedman Billings	400	$15.00	0.14%

Acme Communications	9/30/99	(i)	yes
Merrill Lynch/CIBC 6,900 $23.00	1.54%

Breakaway Solutions	10/5/99	(i)	yes
Lehman Bros.	400	$14.00	0.16%

Illuminet			10/7/99	(i)	yes
Robertson Stephens 900	$19.00	0.25%

Women.com Networks	10/14/99	(i)	yes
DeutscheBank	400	$10.00	0.13%

Cysive Inc.			10/15/99	(i)	yes
Friedman Billings	900	$17.00	0.30%

Satyam Infoway Ltd.	10/18/99	(i)	yes
Merrill Lynch	2,700	$18.00	0.74%

Martha Stewart Living	10/18/99	(i)	yes
Merrill Lynch	800	$18.00	0.13%

Radio Unica Communications 10/18/99	(i)	yes
DLJ			4,300	$16.00	0.71%

Aether Systems		10/20/99	(i)	yes
Robertson Stephens 2,000 $16.00	0.38%

MCK Communications	10/22/99	(i)	yes
Hambrecht&Quist	900	$16.00	0.29%

Intertrust Technologies	10/26/99	(i)	yes
JP Morgan/Soundview 1,100 $18.00	0.13%

Spanish Broadcasting	10/28/99	(i)	yes
Leman Bros.		29,300  $20.00	1.01%

Charter Communications	11/8/99	(i)	yes
Bear Sterns		51,100 $19.00	0.40%

Expedia, Inc.		11/9/99	(i)	yes
Goldman Sachs	4,400	$14.00	1.11%

UPS				11/9/99	(i)	yes
Salomon SmithBarney 1,500 $50.00	0.18%

Virata Corp.		11/16/99	(i)	yes
Thomas Wiesel Prtns 1,300  $14.00	0.34%

Agilent Technologies	11/17/99	(i)	yes
GoldmanSachs/Lehman Bros/Cowen  10,900 $30.00 0.20%

Metasolve Software	11/17/99	(i)	yes
Robertson Stephens 700	$19.00	0.19%

Cacheflow			11/18/99	(i)	yes
Dain Bosworth	800	$24.00	0.20%

i-Cable Communications	11/18/99	(i)	yes
Lehman Bros.	2,900	$27.00	0.48%

NDS				11/22/99	(i)	yes
Allen & Co.		1,500	$20.00	0.23%

McAfee.com			12/1/99	(i)	yes
Robertson Stephens 1,800 $12.00	0.39%

Tularik			12/9/99	(i)	yes
Lehman Bros.	5,100	$14.00	1.10%

Freemarkets			12/9/99	(i)	yes
DLJ			700	$48.00	0.25%

Infonet Services		12/15/99	(i)	yes
Merrill Lynch	17,800 $21.00	0.47%


Endeavor Series Trust
10f-3 Report - Affiliated Underwriters
T. Rowe Price International Stock Portfolio
July 1, 1999 - December 31, 1999

Issuer	Trade Date	Category(1)	3 yrs Operation
Selling Broker	Shares Purchased Price/Share	% of Issue(2)

ICICI Limited (Amer. Deposit. Shares)9/22/99	(i)	yes
Merrill Lynch	11,133	$9.80		0.0374%


Telestra Corporation	10/18/99	(i)	yes
Credit Suisse/First Boston  18,000 $4.75	0.008%


(1) Securities are (i) part of an issue registered under the Securities Act of 1933 (the "1933 Act") that is being offered to the public.
(ii) Eligible Municipal Securities (as defined in Rule 10f-3 under the 1940 Act (the "Rule"), (iii) securities sold in an Eligible
Foreign Offering (as defined in the Rule), or (iv) securities sold in an Eligible Rule 144A Offering (as defined in the Rule).

(2) Represents purchases by all affiliated funds: may not exceed
(i) if an offering other than an Eligible Rule 144A offering, 25% of the principal amount of the offering or (ii) if an Eligible Rule
144A offering, 25% of the total of (x) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers, as defined in Rule 144A (a)(1) under the 1933 Act, plus (y) the principal amount of the offering of such class in any concurrent public offering.